TRACON PHARMACEUTICALS Investor Presentation January 2019 NASDAQ: TCON Exhibit 99.1

This presentation contains statements that are, or may be deemed to be, "forward-looking statements." In some cases these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” "expects,” “plans,” "intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” “potential,” or, in each case, their negatives or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These statements relate to future events or our future financial performance or condition, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success of development activities and business strategies, plans and objectives of management for future operations, and future results of anticipated product development efforts, including potential benefits derived therefrom. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks associated with conducting clinical trials, whether any of our product candidates will be shown to be safe and effective, our ability to finance continued operations, our reliance on third parties for various aspects of our business, competition in our target markets, our ability to protect our intellectual property, our ability to execute our business development strategy and in-license rights to additional pipeline assets, and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including under the heading “Risk Factors”. In light of the significant uncertainties in our forward-looking statements, you should not place undue reliance on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements contained in this presentation represent our estimates and assumptions only as of the date of this presentation and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our drug candidates, as well as data regarding market research, estimates and forecasts prepared by our management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Forward-Looking Statements

Investment Highlights: Late Stage Pipeline and Partnering Platform Risk and cost sharing drug development solution Built to deliver clinical results rapidly in US/EU and provide opportunities for U.S. commercialization Leveraging to expand pipeline and build value Basis for in-license of prostate cancer/myeloma assets from Janssen without license payment Basis for partnership involving CD73 antibody and bispecific antibody pipeline from I-Mab without license payment Product Development Platform Late Stage Pipeline with Multiple Near Term Readouts Significant Commercial Opportunities Supported by Strategic Partnerships Opportunity to enhance efficacy of VEGF inhibitors or checkpoint inhibitors with new companion therapeutic All U.S. oncology commercial rights reserved Ambrx corporate partnership, developing lead program in China National Cancer Institute funding multiple trials TAPPAS trial under SPA in orphan indication; multiple Phase 1 or 2 trials in other indications Oncology Phase 3 Ophthalmology Phase 2 AVANTE randomized wet AMD trial Global rights licensed to Santen Lung cancer trial combined with Opdivo Immuno Oncology Phase 1

Broad Pipeline with Multiple Expected Near-term Readouts



Indication
Pre-Clinical
Phase 1
Phase 2
Phase 3
TRC105[1]
Angiosarcoma
Liver
Lung (I/O), Breast, Prostate
DE-122[2]
Wet AMD
Santen
TRC102
Lung, Solid Tumors
TRC253[3]
Prostate
janssen
TJ4309[4]
Solid Tumors
天境生物
I-MAB BIOPHARMA
TRC694
Myeloma
Bispecifics[4]
天境生物
I-MAB BIOPHARMA

[1] Ambrx has product rights to TRC105 (except ophthalmology) in China, Hong Kong, Macau and Taiwan
[2] Partnered with Santen Pharmaceutical Co., Ltd. (Santen)
[3] Janssen Pharmaceutica N.V. (Janssen) has a buyback option
[4] Part of a broad co-development and co-commercialization immune oncology partnership with I-Mab BioPharma (Shanghai) Co., Ltd. TRACON has certain royalty and non-royalty rights with respect to TJ4309; TRACON is responsible for development and commercialization of the bispecific programs in North America and shares profits and losses with I-Mab.

TRACON PHARMA

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TRC105: Lead Program Expected Value Inflection Points Companion Therapy 2019 2020 Votrient Nexavar Opdivo Phase 3 Angiosarcoma Phase 2 Liver Phase 1B/2 HCC Phase 1b Lung = interim inflection points = top-line data

Targeting Endoglin Interrupts a VEGF Escape Mechanism and Potentiates PD-1 Checkpoint Inhibition



Endoglin
TRC105
Resting Endothelial Cell
HYPOXIA
Proliferating Endothelial Cell
VEGF Inhibitor
Proliferating Endothelial Cell
VEGF Inhibitor + TRC105
Resting Endothelial Cell

- Essential angiogenic target
- Up-regulated following VEGF inhibition
- Persistent expression on tumor vessels allows escape from VEGF inhibition
- Genetic knockdown and knockout of endoglin sensitizes tumors to VEGF inhibition
- Targeting VEGF and endoglin concurrently improves angiogenesis inhibition
- *Endoglin is expressed on myeloid cells and targeting endoglin potentiates PD-1 checkpoint inhibition*

TRACON PHARMA

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Enhancing VEGF Inhibition Represents a Substantial Potential Commercial Opportunity for TRC105

Indication	Approved VEGF Inhibitors	2017 VEGF Inhibitor Revenue[1]
1st Line Liver	Nexavar (sorafenib)	$940 M[2]
2nd Line Soft Tissue Sarcoma	Votrient (pazopanib)	$808 M[3]
Colorectal Cancer, Lung Cancer	Avastin (bevacizumab) Cyramza (ramucirumab) Zaltrap (ziv-aflibercept) Stivarga (regorafenib)	$6.8 B $758 M $85 M $355 M
Wet AMD	Eylea (aflibercept) Lucentis (ranibizumab)	$6.3 B $3.3 B

Opportunity to build upon multiple VEGF inhibitor products by improving efficacy via inhibition of angiogenesis

1 GlobalData.
2 Nexavar is approved in HCC, RCC and thyroid cancer. The majority of Nexavar's sales are in HCC.
3 Votrient is approved in both RCC and advanced STS with the majority of sales in RCC.

TRACON PHARMA

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TRC105: Lead Asset Oncology Development Strategy TRC105 Development in Combination with Blockbuster Therapeutics in Early Line Treatment VEGF Inhibitors Votrient in Angiosarcoma Nexavar in Liver Cancer Checkpoint Inhibitors Opdivo in Lung Cancer Ultra-Orphan Follow-On Large Market Angiosarcoma Liver Cancer Lung Cancer Breast Cancer Prostate Cancer 3rd Wave 2nd Wave 1st Wave

Lead Indication: Angiosarcoma Ultra Orphan Indication: ~ 600 cases annually in the US and 1,200 in Europe; greater incidence in Asia1 High Unmet Need: 5-year survival rate < 12% compared to 5-year survival rate of ~ 56% for all soft tissue sarcoma2 Treatment with chemotherapy (taxanes or doxorubicin) in the front line setting is associated with PFS of ~ 5 months and OS < 1 year3 Treatment with VEGF inhibitors in the second line setting is associated with PFS of 1.8 - 3.8 months and OS < 1 year Two Subtypes: About 50% of patients present with a primary cutaneous lesion Market Potential: Estimated at $100M+ in US/EU4 1Suveillance, Epidemiology, and End Results Program, NCI, www.seer.cancer.gov; RARECARE database, www.rarecare.eu 2www.cancerresearchuk.org 3Penel et al, JCO 2008; Italiano et al, Cancer 2012 4TRACON estimate

High Unmet Need in Initial Pivotal Indication VEGF Inhibitors Have Limited Activity in Angiosarcoma VEGF Inhibitor Study Patient Population Activity Votrient®1 Retrospective analysis (CTOS 2016) Angiosarcoma (n = 40) ORR = 20% (No CRs) PFS = 3.0 months OS = 9.9 months Votrient Retrospective analysis (ASCO 2014) Soft tissue sarcoma including 6 angiosarcoma patients No CR’s Nexavar® Single agent study (Maki 2009) Angiosarcoma (n = 37) ORR = 14% (1/37 CR) PFS = 3.8 months Nexavar Single agent study (French sarcoma group) Angiosarcoma (n = 41) Cutaneous angiosarcoma ORR = 15% (2/26 CR) PFS = 1.8 months Visceral angiosarcoma ORR = 13% (No CRs) PFS = 3.8 months Avastin® Single agent study (Agulnik 2013) Angiosarcoma (n = 23) ORR = 9% (No CRs) PFS = 3.0 months 1 Votrient is the only VEGF inhibitor approved for the treatment of soft tissue sarcoma based on the superior PFS versus placebo (4.6 versus 1.6 months) in the Phase 3 PALETTE study.

CR CR TRC105 + Votrient is Active in Angiosarcoma PFS in 13 VEGF inhibitor-naïve patients of 7.8 months vs. 3 month PFS expected with Votrient Majority of patients had superior time on treatment with TRC105 + Votrient compared to prior therapy. US and EU regulators allowed enrollment of treatment naive angiosarcoma patients into the Phase 3 TAPPAS trial Data as of November 2017 *Treatment duration is calculated from date of first dose to date of last dose *Last response assessment used as date of progression for ongoing patients to calculate mPFS Study Duration of 9 Angiosarcoma Patients Treated with TRC105 + Pazopanib in the Original Phase 1b/2 Trial and 9 Patients in the Expansion Cohort Treatment duration on Study 105 SAR101 Treatment duration on most recent prior cancer therapy Prior VEGF Inhibitor

TRC105 + Votrient Phase 1b/2 Observations Complete Response Day 48 Day 0 Day 48 Patient #2 maintained a CR for 28+ months Day 0 Day 37 Patient #1 off study (due to AE) after 30+ months with ongoing CR Patient #3 remained on treatment for 16 months Day 0 Day 84 Data as of November 2017

Phase 3 TAPPAS Randomized Trial in Angiosarcoma Primary Endpoint: PFS Independent blinded central review Key Secondary Endpoints: ORR, OS Key eligibility Age ≥ 12 Unresectable angiosarcoma Measurable disease by RECIST 1.1 No prior treatment with VEGF inhibitor No more than 2 prior lines of treatment ECOG PS 0-1 Strata Cutaneous vs Non-cutaneous Prior chemotherapy: 0 vs 1 or 2 N = 190 - 340 (TBD: adaptive design) Votrient + TRC105 Votrient 1:1 Randomization TAPPAS: TRC105 And Pazopanib versus Pazopanib alone in patients with advanced Angiosarcoma

Phase 3 TAPPAS Trial in Angiosarcoma

Design recognized as Most Innovative Clinical Trial of 2017

Allows for sample size re-estimation or enrichment of cutaneous disease at the time of the interim analysis expected in 1Q 2019

Interim analysis to determine conditional power expected at ~120 patients, of whom 110+ were enrolled by December 2018

DMC will recommend continued accrual into 1 of 4 zones

Favorable Zone
Continue study as planned (N=190)

Promising Zone
Increase sample size to 340 patients with cutaneous and non-cutaneous disease

Enrichment Zone
Enroll 220 patients with cutaneous disease

Unfavorable Zone
Continue study as planned (N=190)[1]

TRACON PHARMA

1: Note, DMC could terminate trial for futility if in the unfavorable zone.

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TRC105 + Nexavar in Liver Cancer NCI Phase 1/2 study published in Clinical Cancer Research - partial response rate by RECIST of 25% across 4 dose levels; all responses occurred at two highest dose levels (10 or 15 mg/kg) of TRC105 Exceeded partial response rate of Nexavar in Phase 3 pivotal studies of 2 - 3% Median OS of 15.5 months exceeded median OS of Nexavar in its pivotal Phase 3 of 10.7 months Multicenter Phase 1/2 trial in up to 33 patients is enrolling to confirm response rate Interim data presented at GI ASCO (January 2018): partial responses in 2 of first 8 evaluable patients Additional data expected at GI ASCO January 2019 Late stage development in HCC in greater China to be led by corporate partner Ambrx Maximum Percentage Change in Target Lesion Size in Liver Cancer Patients Treated with TRC105 and Nexavar Partial Response by RECIST Best Response (% Δ From Baseline) 3 mg/kg Q2W 6 mg/kg Q2W 10 mg/kg Q2W 15 mg/kg Q2W

TRC105 Large Indication: TRC105 + Opdivo® in Lung Cancer Endoglin is a TGF-β co-receptor expressed on myeloid derived suppressor cells (MDSCs), cells not addressed by checkpoint inhibition TGF-β signaling implicated as a primary means of tumor immune evasion that complements checkpoint inhibition and tumor mutational burden TRC105 potentiates PD-1 inhibition in syngeneic mouse tumor models Schoonderwoerd et al 2018

TRC105 Large Indication: TRC105 + Opdivo® in Lung Cancer TRC105 + Opdivo Phase 1 trial in lung cancer Dose escalation portion completed Combination was well tolerated without dose limiting toxicity One of six patients with ongoing partial response Two additional ongoing patients with stable disease Expanded cohort portion PD-1/PD-L1 checkpoint inhibitor naïve patients (N=12) PD-1/PD-L1 checkpoint inhibitor relapsed patients (N=12) Data to be presented at International Association for the Study of Lung Cancer (IASLC) in February 2019 in Santa Monica by Dr. Francisco Robert of the University of Alabama, Birmingham 1Opdivo® package insert

Santen License for DE-122 Global ophthalmology company with $1.8 billion in annual revenue leads global development and commercialization for DE-122 (ophthalmic formulation of TRC105) in wet AMD and other eye diseases Deal terms $20M received Santen pays all development costs and commercializes Up to $145M in additional milestones Royalties in the high single digits to low teens Failed Phase 2 and 3 studies from Ophthotech and Regeneron place DE-122 in lead for VEGF inhibitor companion drug to build on $9B market in wet AMD; high unmet need Regulatory path is well defined Companion Therapy 2018 2019 Lucentis Phase 2 AVANTE Trial in Wet AMD

Santen Development of DE-122 in wet AMD Phase 1/2 PAVE trial results presented February 10, 2018 at the Angiogenesis, Exudation and Degeneration meeting at Bascom Palmer Eye Institute 8 out of 12 subjects demonstrated bioactivity: improved macular edema or visual acuity Safe with no serious adverse events Phase 2 AVANTE randomized trial is enrolling - data expected mid 2019 Primary Endpoint: Best Corrected Visual Acuity following six monthly intravitreal injections Double masked N = 56 Lucentis + Low Dose DE-122 Lucentis + Sham Randomization Lucentis + High Dose DE-122

TRC102: Expected Value Inflection Points Companion Therapy 2019 2020 Alimta Alimta/cisplatin Temodar Chemoradiation 1 Phase 1b Solid Tumors Phase 1b Solid Tumors Phase 2 wet AMD 3 Prostate Small molecule designed to reverse resistance to chemotherapy and complement PARP inhibitors Inhibits base excision repair, a dominant pathway of DNA repair that allows for resistance to alkylating chemotherapy (e.g., Temodar®) and antimetabolite chemotherapy (e.g., Alimta®) Current clinical development funded by National Cancer Institute Phase 1b Lung Phase 2 Mesothelioma

TRC102: Reversing Resistance to Chemotherapy

Combination	Well Tolerated	Signs of Activity in Phase 1b/2	Ongoing Development
TRC102 + Alimta (Published in Investigational New Drugs, 2012)	√	Stable disease in patients with squamous cell lung cancer, a tumor type where Alimta is inactive	Phase 2 trial with Alimta in mesothelioma
TRC102 + Fludara (Published in Oncotarget, 2017)	√	Partial response and stable disease in patients previously treated with Fludara	
TRC102 + Temodar (Presented at ASCO 2017)	√	Partial responses in patients with lung, KRAS+ colorectal and ovarian cancer; induced biomarkers of DNA damage Rad51, pNbs1, and/or γ-H2AX	Phase 2 expansion cohorts added in lung, colorectal, and ovarian cancer; Phase 2 trial with Temodar in glioblastoma
TRC102 + Temodar in GBM (Presented at SNO 2018)	√	PFS of 11+ months in 2/19 patients with recurrent GBM that was associated with glycosylase expression	None

- Efforts are focused on identifying a biomarker (e.g., glycosylase expression) that will correlate with response to treatment with chemotherapy + TRC102

TRACON PHARMACEUTICALS

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Janssen In-Licenses: Expected Value Inflection Points

	2019	2020
TRC253	Phase 1/2 Prostate Cancer	
TRC694	Myeloma; Lymphoma → IND	

- TRC253 is an antagonist of AR mutations that are resistance mechanisms for Xtandi® and Erleada®
  - **Phase 1 trial completed July 2018; dosing in Phase 2**
- TRC694 is a selective inhibitor of NF-kB-inducing kinase (NIK)
- TRACON was chosen because of our innovative product development platform

TRC253 Deal Terms

- Janssen has rights to re-acquire TRC253 for $45M, additional potential milestones of $137.5M and low single digit royalty
- If Janssen passes, TRACON retains all rights and will owe development and regulatory milestones of up to $45M and a low single digit royalty to Janssen

TRC694 Deal Terms

- Janssen has a right of first negotiation for TRC694 following Phase 1 POC
- TRACON owes development and regulatory milestones of up to $60M and a low single digit royalty

TRACON PHARMA

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TRC253:
Novel Androgen Receptor (AR) Mutant Inhibitor

- Designed to treat AR resistant prostate cancer
  - Occurs in ~10% of mCRPC cases
- Active against wild-type AR and many clinically relevant ligand binding domain mutations
- Clear path to POC data in targeted population using a companion diagnostic
- Phase 1 trial completed and Phase 2 trial now enrolling

AR F877L-driven xenograft model



Vehicle (20% HPbCD), QD, PO
MDV-3100 30mg/kg, QD, PO
JNJ AR NME 30 mg/kg, QD, PO
JNJ AR NME 50 mg/kg, QD, PO
(n = 9)
(n = 9)
91% TGI, (n = 9)
87% TGI, (n = 10)
Mean Tumor Volume (mm³ ± SEM)
Days post implant
Rx
0
200
400
600
800
1000
1200
1400
1600
45
50
55
60
65
70
75

Multiple Mechanisms of Action



TRC253
AR
T/DHT
Blocks AR nuclear translocation
Inhibits androgen binding to AR
1
N-terminal Domain
NTD
DNA Binding Domain
Hinge
Ligand Binding Domain
F877L
919
C-term

TRACON PHARMA

Hickson, I. AACR 2016 Annual Meeting.
Joseph, JD, et al. Cancer Discovery 2013.

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TRC694: Novel NF-kB Inducing Kinase (NIK) Inhibitor

- NIK pathway is dysregulated in hematologic malignancies
  - Multiple myeloma (~12-20% of cases), mantle cell lymphoma (~17%), diffuse large B-cell lymphoma (~9-15%), CLL (~4% at diagnosis, higher later)
- Clear path to POC data in targeted population using a precision medicine approach→ IND expected in 2019

NIK-translocated myeloma cell line (JJN3) xenograft model



Mean Tumor Volume (mm³, ±SEM)
2500
2000
1500
1000
500
0
Vehicle
TRC694 10 mg/kg
TRC694 20 mg/kg
TRC694 40 mg/kg
JNJ-953 40 mg/kg
0
5
10
15
Day Post Dose Initiation

NIK is Critical for Non-Canonical NFκB Activation



NON-CANONICAL NFκB SIGNALING
CD40
LTβR
BAFFR
TRAF2
TRAF3
cIAP1/2
NIK
Protea-some
IKKα
p100
RelB
RelB
p52
delayed & sustained response

Krappmann & Vincendeau, 2016

TRACON PHARMA

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I-Mab In-licenses:
Expected Value Inflection Points

	2019		2020
TJ-4309	IND	Phase 1 Solid Tumors	
Bispecifics			IND

- CD73 Antibody
  - CD73 is receptor expressed on tumors that generates adenosine that suppresses the immune response to tumors.
  - TRACON and I-Mab share clinical development expenses starting with Phase 2
- Bispecific Antibodies
  - Option to co-develop and co-commercialize up to 5 bispecific antibodies
  - TRACON and I-Mab share clinical development expenses starting with the pivotal trial
- No license payment by TRACON

CD73 Antibody

- TRACON is entitled to portions of royalty and non-royalty consideration received by I-Mab for territories outside China, ranging from a high-single digit % of non-royalty consideration to a mid-teen % of non-royalty consideration and double digit % of royalty consideration.
- TRACON is entitled to receive a royalty on net sales by I-Mab in North America ranging from the mid-single digits to low double digits, and in the European Union and Japan in the mid-single digits.
- TRACON is entitled to pre-specified termination fee and either a % of non-royalty consideration I-Mab may receive as part of a license to a third party or an additional payment if TJ4309 is approved for marketing outside Greater China before a third party license is executed.

Bispecific Antibodies

- TRACON will be responsible for commercializing in North America, and the parties will share profits and losses equally.
- TRACON is entitled to tiered low single digit royalties on net sales of product candidates in the European Union and Japan.
- Prior to P3 read-out, TRACON can opt-in to acquire global commercial rights outside of Korea and China for pre-specified upfront and milestone payments and royalties on net sales including a double digit million dollar upfront payment, as well as development milestone payments that begin upon completion of a pivotal study, sales milestones, and a single to double digit royalty on net sales.

TRACON PHARMA

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Expected Milestones: Poised to Deliver on a Number of Clinical Programs in 2019 and 2020 2019 Interim analysis from Phase 3 TRC105 TAPPAS trial in Angiosarcoma File IND and initiate Phase 1 trial of TRC694 Phase 2 data from DE-122 + Lucentis in wet AMD Potential for JNJ to reacquire TRC253 for $45M plus expenses following completion of TRC253 Phase 1/2 trial in Prostate Cancer Phase 2 data from TRC105 trial in HCC Corporate Goal is to Collaborate on the Development of 2 Additional Assets 2020 Initiate Dosing for TJ4309 Top-line data from Phase 3 TRC105 TAPPAS trial in Angiosarcoma

TRACON’s Innovative Product Development Platform Could Benefit Innovative Pharmaceutical Companies US Partnerships with ex-US BioPharma on Innovative Products Maximize US Commercial Value TRACON’s Product Development Platform

TRACON Transitioned to CRO-Independent to Reduce Cost, Improve Quality, Decrease Timelines and Maintain Control TRACON Transition from CRO Dependent Development to In-House Product Development Platform CRO Independent (5 completed trials, 9 ongoing, including Phase 1, Phase 2 and Phase 3) CRO Outsourced: Pharmacovigilance, Statistics, Trial Master File, Contract Negotiations, Payments, Data Management, Programming 2008 2009 2010 2011 2012 2021 2018 2007 Multiple INDs Clinical Development Pharmacovigilance Study Management Data Management Bioinformatics & IT Clinical Analytical Statistics (Consultant) Clinical Supplies CMC & Regulatory with FDA and EMA Monitoring (Contract) Possible US Commercialization (based on current Phase 3 trial) 2022

Aligned Product Development Solution Cost, risk and profit share of partnered assets produces goal alignment Platform can be applied to develop first-in-class, best-in-class or fast-follower oncology and other physician specialist prescribed products. U.S. NDA/BLA can be leveraged for regulatory filings in all major territories Industry recognition for clinical trial design (Clinical Research Excellence Awards 2017) Commercial presence in U.S. preserves value of product between corporate partners (and is possible in 2021-2022 through potential TRC105 approval) Collaborations with I-Mab and Janssen, including equity investment from JJDC, validates TRACON’s product development platform

Financial Overview (as of December 31, 2018) Ticker TCON (NASDAQ) Cash, Cash Equivalents and Short-term Investments $39.1 million Debt – Outstanding Principal $7.0 million Common Shares O/S 29.9 million Covering Analysts Jim Birchenough (Wells Fargo) Bert Hazlett (BTIG) Chad Messer (Needham) Maury Raycroft (Jefferies)

Investment Highlights: Late Stage Pipeline and Partnering Platform Risk and cost sharing drug development solution Built to deliver clinical results rapidly in US/EU and provide opportunities for U.S. commercialization Leveraging to expand pipeline and build value Basis for in-license of prostate cancer/myeloma assets from Janssen without license payment Basis for partnership involving CD73 antibody and bispecific antibody pipeline from I-Mab without license payment Product Development Platform Late Stage Pipeline with Multiple Near Term Readouts Significant Commercial Opportunities Supported by Strategic Partnerships Opportunity to enhance efficacy of VEGF inhibitors or checkpoint inhibitors with new companion therapeutic All U.S. oncology commercial rights reserved Ambrx corporate partnership, developing lead program in China National Cancer Institute funding multiple trials TAPPAS trial under SPA in orphan indication; multiple Phase 1 or 2 trials in other indications Oncology Phase 3 Ophthalmology Phase 2 AVANTE randomized wet AMD trial Global rights licensed to Santen Lung cancer trial combined with Opdivo Immuno Oncology Phase 1

Backup

TRC105 Target:
Endoglin is an Essential Non-VEGF Angiogenic Target

- Expressed on proliferating blood vessels in cancer and AMD
  - Essential for angiogenesis
  - Unfavorable prognostic marker
  - Up-regulated following VEGF inhibition
- Attenuated expression (Osler-Weber-Rendu syndrome) associated with improved cancer survival
- Genetic knockdown reverses resistance to VEGF inhibition
- Targeting VEGF and endoglin concurrently improves antitumor effects
- Targeting endoglin on myeloid derived suppressor cells (MDSCs) potentiates PD-1/PD-L1 inhibition in preclinical models


Normal Human Liver


endoglin
Human Liver Cancer


Angiosarcoma


Human AMD Membrane

TRACON PHARMA
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TRC105:
Lead Endoglin Antibody

- TRC105 binds a precise endoglin epitope to inhibit BMP binding and angiogenesis
- TRC105 also potently mediates antibody-dependent cell mediated cytotoxicity (ADCC)


ENG
BMPR2
ALK1
TRC105


BMP9
SMAD 1/5/8
Phosphorylated SMAD 1/5/8
Organized endothelial cell proliferation
BMP9
SMAD 1/5/8
Decreased phosphorylated SMAD 1/5/8 allows unopposed phospho-SMAD 2/3 signaling to restore a quiescent phenotype

TRACON PHARMA

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TRC102: Reversing Resistance to Chemotherapy TRC102 binds abasic sites Apoptosis Topoisomerase II induces DNA strand breaks TRC102-bound DNA is a substrate for Topoisomerase II Aberrant base Glycosylase excises base AP endonuclease nicks DNA Backbone PARP trims ribose ring and polymerase-β inserts new base Ligase repairs DNA backbone

Team of Industry Experts Charles Theuer MD PhD, President and CEO 23 years of experience in drug discovery and development Sutent, Rituxan, Zevalin 16 years of experience in drug discovery and development Sutent, Rituxan, Zevalin Suzy Benedict, VP Regulatory Affairs 15 years of regulatory affairs experience Viracept, Macugen Jennifer Ellis, VP Quality Assurance 25 years of drug development experience Sivextro, Inlyta, Viracept Sharon Real PhD, SVP Product Development 23 years of experience in drug discovery and development Sutent, Macugen, Viracept, Targretin Mark Wiggins MBA, Chief Business Officer 30 years of drug development experience Commercialization of Rituxan and Zevalin Bonne Adams MBA, SVP Clinical Operations

SAB and Board Bring Deep Industry Experience Scientific Advisory Board Charles Sawyers, MD Memorial Sloan Kettering Cancer Center William Kaelin, MD Harvard Medical School Jeff Hager, PhD Former CSO, Aragon Stanton Gerson, MD Case Cancer Center Board of Directors William LaRue Former CFO, Cadence Pharmaceuticals Martin Mattingly, PharmD Former CEO, Trimeris and Ambrx Rainer Twiford, JD, PhD President, Brookline Investments Paul Walker Partner, NEA Ted Wang, PhD CEO and CIO, Puissance Capital Stephen Worland, PhD CEO, Effector Therapeutics Charles Theuer, MD, PhD President and CEO